SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) August 27, 1998.
                                                           ---------------

                        Oakwood Mortgage Investors, Inc.
                        --------------------------------
               (Exact name of registrant as specified in charter)


              North Carolina               333-58497             56-1886793
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       (State or other jurisdiction      (Commission           (IRS Employer
            of incorporation)            File Number)        Identification No.)

               7800 McCloud Road, Greensboro, North Carolina 27407
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              (Address of principal executive offices) (Zip Code)

          Registrant's telephone number, including area code (336) 664-2400
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         (Former name or former address, if changed since last report.)


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Item 5.   Other Events.

          On August 27, 1998, the Registrant caused the issuance and sale of $309,043,208 aggregate initial principal amount of Senior/Subordinated Pass-Through Certificates, Series 1998-C (the "Certificates") pursuant to the Series 1998-C Pooling and Servicing Agreement, dated as of August 1, 1998 (the "Pooling and Servicing Agreement"), among the Registrant, Oakwood Acceptance Corporation, as Servicer, and PNC Bank, National Association, as Trustee, and the related Standard Terms to the Pooling and Servicing Agreement (July 1998 Edition) (the "Standard Terms"). The Certificates were issued in eight Classes with Pass-Through Rates and initial Certificate Principal Balances as set forth below:

                                          INITIAL
                                        CERTIFICATE
                                         PRINCIPAL          PASS THROUGH
             DESIGNATION                  BALANCE               RATE
             -----------                  -------               ----

            Class A-1 ARM              $  7,625,927              (1)
            Class A                    $239,608,000             6.450%
            Class M-1                  $ 23,178,000              (2)
            Class M-2                  $ 14,680,000              (3)
            Class B-1                  $ 10,816,000              (4)
            Class B-2                  $ 13,135,281              (5)
            Class X                        (6)                   (6)
            Class R                        (7)                   (7)

      (1) The Pass-Through Rate on the Class A-1 ARM Certificates for any Distribution Date shall be the per annum rate equal to the lesser of One-Month LIBOR, as determined (except for the initial Distribution Date) on the applicable Floating Rate Determination Date, plus the Class A-1 ARM Margin and the Weighted Average Net Asset Rate of the Adjustable Rate Assets. For the initial Distribution Date, the Pass-Through Rate for the Class A-1 ARM Certificates will be 5.89453% per annum, and the initial Interest Accrual Period for the Class A-1 ARM Certificates will commence on the Closing Date and end on September 14, 1998.

      (2) The Pass-Through Rate on the Class M-1 Certificates for any Distribution Date shall be equal to the lesser of (i) 6.775% per annum and
      (ii) the Weighted Average Net Asset Rate of the Fixed Rate Assets.

      (3) The Pass-Through Rate on the Class M-2 Certificates for any Distribution Date shall be equal to the lesser of (i) 7.075% per annum and
      (ii) the Weighted Average Net Asset Rate of the Fixed Rate Assets.

      (4) The Pass-Through Rate on the Class B-1 Certificates for any Distribution Date shall be equal to the lesser of (i) 7.400% per annum and
      (ii) the Weighted Average Net Asset Rate of the Fixed Rate Assets.

      (5) The Pass-Through Rate on the Class B-2 Certificates for any Distribution Date shall be equal to the lesser of (i) 9.200% per annum and
      (ii) the Weighted Average Net Asset Rate of the Fixed Rate Assets.

      (6) The Class X Certificates shall have no Certificate Principal Balance and no Pass-Through Rate.

      (7) The Class R Certificates shall have no Certificate Principal Balance and no Pass-Through Rate.

         The Certificates evidence, in the aggregate, the entire beneficial ownership interest in OMI Trust 1998-C (the "Trust"), which consists primarily of a pool of Assets transferred to the Trust by the Registrant pursuant to the Pooling and Servicing Agreement. The Assets were purchased by the Registrant in a privately-negotiated transaction with Oakwood Acceptance Corporation ("OAC") pursuant to a Sales Agreement, dated as of August 1, 1998, between the Registrant and OAC. Elections will be made to treat certain assets owned by the Trust as "real estate mortgage investment conduits" (each, a "REMIC") under the Internal Revenue Code of 1986, as amended. The Certificates, except for the Class R Certificates, will be designated as the "regular interests" in one of such REMICs. The Class R Certificates will be designated as the "residual interests" in each of the REMICs.

          The Class A-1 ARM, Class A, Class M-1, Class M-2 Class B-1 Certificates are collectively referred to herein as the "Offered Certificates." The Offered Certificates are senior to the Class B-2, Class X and Class R Certificates. The Class A-1 ARM and Class A Certificates are senior to the Class M-1, Class M-2 and Class B-1 Certificates. The Class M-1 Certificates are senior to the Class M-2 and Class B-1 Certificates. The Class M-2 Certificates are senior to the Class B-1 Certificates.

          The Offered Certificates have been sold by the Registrant to Credit Suisse First Boston Corporation and First Chicago Capital Markets, Inc. (the "Underwriters") pursuant to a Terms Agreement, dated as of August 20, 1998, among the Underwriters, the Registrant and OAC, which incorporates by reference the Registrant's Underwriting Agreement Standard Provisions, June 1995. The Class B-2, Class X and Class R Certificates have been transferred to Oakwood Financial Corporation, a Nevada corporation ("OFC") and an affiliate of the Registrant.

          Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement or, if not defined in the Pooling and Servicing Agreement, the meanings assigned to them in the Standard Terms.

    Exhibits
    --------

          1.1 Terms Agreement, dated August 20, 1998, among the Registrant, Oakwood Acceptance Corporation and Credit Suisse First Boston Corporation and First Chicago Capital Markets, Inc., as Underwriters, relating to the Offered Certificates (related exhibits available upon request of the Registrant)

          4.1 Copy of the Series 1998-C Pooling and Servicing Agreement, dated as of August 1, 1998, by and among the Registrant, Oakwood Acceptance Corporation, as Servicer, and PNC Bank, National Association, as Trustee (related exhibits available upon request of the Trustee)

          4.2 Standard Terms to Pooling and Servicing Agreement (July 1998 Edition).

                                   Signatures


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

    August 27, 1998                           OAKWOOD MORTGAGE INVESTORS, INC.



                                              By:   /s/ DOUGLAS R. MUIR
                                                  -----------------------

                                              Name:  Douglas R. Muir

                                              Title: Vice President

                                INDEX TO EXHIBITS
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

                                                                                              Page
                                                                                              ----
    1.1   Terms Agreement, dated August 20, 1998, among the Registrant, Oakwood
          Acceptance Corporation and Credit Suisse First Boston Corporation and
          First Chicago Capital Markets, Inc., as Underwriters, relating to the
          Offered Certificates (related exhibit available upon request of the
          Registrant).......................................................................

    4.1   Copy of the Series 1998-C Pooling and Servicing Agreement, dated as of
          August 1, 1998, by and among the Registrant, Oakwood Acceptance
          Corporation, as Servicer, and PNC Bank, National Association (related exhibit available upon request of the Trustee) ...................................

    4.2   Standard Terms to Pooling and Servicing Agreement (July 1998 Edition).............


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